Accounts receivable	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Accounts receivable

4 – Accounts receivable

In millions	December 31,	2011	2010
Freight		$630	$585
Non-freight		206	211
Gross accounts receivable		836	796
Allowance for doubtful accounts		(16)	(21)
Net accounts receivable		$820	$775

The Company had a five-year agreement to sell an undivided co-ownership interest in a revolving pool of freight receivables to an unrelated trust for maximum cash proceeds of $600 million. The agreement expired on May 31, 2011 and was not renewed. As at December 31, 2010, the Company had no receivables sold under this program.